SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) June 21, 2002


                Exact name of Registrant as
                       specified in
                   its charter, address of
Commission           principal executive         IRS Employer
   File            office and Registrant's      Identification
  Number                telephone number            Number

 1-14465               IDACORP, Inc.               82-0505802
                   1221 W. Idaho Street
                   Boise, ID 83702-5627
                      (208) 388-2200

     State or Other Jurisdiction of Incorporation:  Idaho



                             None
Former name, former address and former fiscal year, if changed since last report.
                          IDACORP, Inc.
                            Form 8-K

Items 1 through 4 and 6 through 9 are inapplicable and have been omitted herefrom.

Item 5.   OTHER EVENTS.

IDACORP, Inc. announced Friday, June 21, 2002 that it plans to wind down its power marketing business and reaffirmed its commitment to maintain a strong investment credit rating.

The Company's energy marketing subsidiary, IDACORP Energy, will not seek new customers and will limit its maximum value at risk limits to less than $3 million. In addition to minimizing its risk tolerance, IDACORP Energy anticipates staff reductions of approximately 50 percent over the next 18 months. During this same time period, the Company has targeted a reduction of working capital requirements for this business to less than $100 million.

IDACORP Energy is committed to fulfilling its obligations under existing agreements and will limit transactions to those necessary to meet obligations with existing customers and ensure the orderly settlement of the existing book of business. The changes in the business strategy are being driven by a number of factors that include changing liquidity requirements brought on by rating agencies, continued uncertainty in the regulatory and political environment, and the reduction of credit worthy counterparties.

The Company expects the decision to wind down the energy marketing business will not impact the Company's 2002 annual earnings estimates of between $1.35 and $1.70 per share.

Certain statements contained in this Form 8-K, including statements with respect to future earnings, are "forward-looking statements" within the meaning of the federal securities laws. Although IDACORP believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Important factors that could cause actual results to differ materially from the forward-looking statements include: the current energy situation in the western United States, market demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; operating performance of plants and other facilities; environmental conditions and requirements; and system conditions and operating costs. Any such forward-looking statements should be considered in light of such factors and others noted in IDACORP's Form 10-K for the year 2001, its quarterly report on Form 10-Q for the quarter ended March 31, 2002 and other reports on file with the Securities and Exchange Commission.












SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IDACORP, INC.

Dated: June 24, 2002         BY:/s/Darrel T.Anderson
                                   Darrel T. Anderson
                                   Vice President, Chief Financial
                                   Officer and Treasurer